Exhibit 10.20

Our reference number: 00112C603

8th December, 2006

Private & Confidential

Atlantic Components Ltd.
824-B27, 1/F., Block B, Proficient Industrial Centre
6 Wang Kwun Road, Kowloon Bay
Kowloon

Attn.: Mr. Kenneth Chan

Dear Sirs,

Re :	Credit Facilities granted to
Atlantic Components Ltd. (the “Borrower”)

We are pleased to inform you as the Borrower that the credit facilities (the “Facilities”) currently maintained by you with The Bank of East Asia, Limited (the “Bank”) have been renewed as follows:-

(1)	L/C + T/R + Invoice Financing Loan (IFL) + O/D Limit (Within which O/D not to exceed HK$300,000.-)		HK$18,000,000.-

	-	for the opening of your sight or usance Letters of Credit.

	-	for the refinancing of your import bills.
Tenor : 60 days
Interest Rate :
HKD T/R : the Bank’s Best Lending Rate or HIBOR;
whichever the higher is applicable.
Other currencies T/R : at other currencies’ LIBOR +
2% p.a.
	-	for invoice financing of your import bills.
Tenor : 45 days
Interest Rate :
HKD IFL : the Bank’s Best Lending Rate or HIBOR;
whichever the higher is applicable.
Other currencies IFL : at other currencies’ LIBOR +
2% p.a.

…/2

The Bank of East Asia, Limited
31st Floor, BEA Tower, Millennium City 5, 418 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong
Telephone (852) 3608 6888 Facsimile (852) 3608 6000 Telex HX 73017
www.hkbea.com

Atlantic Components Ltd.

-	for normal overdraft.

Interest Rate : the Bank’s Best Lending Rate + 0.5% p.a.
or HIBGR + 0.5% p.a.; whichever the
Higher is applicable

-	for amount in excess of the O/D limit.

Interest Rate : the Bank’s Best Lending Rate + 8% p.a.
or HIBQR + 8% p.a.; whichever the higher
is applicable.

(2)	Corporate Tax Loan		HK$1,000,000.-
(Outstanding balance as at 8/12/2006)

	-	original loan amount HK$1,000,000.-

(3)		Additional Charges

	-	Additional interest will be charged on all overdue import and export bills/loans transactions according to our Scale of Charges on Bills: Transactions and is subject to change from time to time.

(4)	Other Condition

The aggregate outstanding of L/C + T/R + IFL for suppliers other than Samsung Electronics Hong Kong Co. Ltd. should not exceed HK$13,000,000.-.

Total credit facilities:			HK$19,000,000.-

Securities:

(1)	Charge over Time Deposit for HK$10,126,901.30 or its equivalent and all interests thereon to be executed by the Borrower; and

(2)

Continuing Guarantee to be signed jointly and severally by Mr. Wong Ben and Mr. Yang Chung Lun (collectively the “Guarantor”) for an unlimited amount covering the credit facilities extended to Atlantic Components Ltd.

.../3

The Bank of East Asia, Limited
31st Floor, BEA Tower, Millennium City 5, 418 Kwun Tong, Road, Kwun Tong, Kowloon, Hong Kong
Telephone (852) 3608 6888 Facsimile (852) 3608 6000 Telex HX 73017

Atlantic Components Ltd.

Availability:

The granting of the Facilities is subject to the following conditions:

(1)	all the necessary formalities specified by the Bank are completed; and

(2)	all the required legal documents, in particular those relating to the Securities detailed above, are executed to the satisfaction of the Bank.

Undertakings :

The Borrower undertakes to the Bank throughout the whole term of the Facilities and so long as any sum remains owing hereunder that :

(1)	The Borrower will deliver to the Bank its audited financial statements as soon as available and in any event within 180 days after the end of each of its financial years; and

(2)	The Borrower will deliver to the Bank certified true copy of its updated Business Registration Certificate within 14 days rafter its expiry.

To comply with section 21 of the Code of Banking Practice, your Consent is hereby given to our providing to any guarantor or provider of security in respect of any loan or credit facilities extended to you the following:

(1)	a copy of the contract evidencing the obligations to be guaranteed or secured or a summary thereof;

(2)	a copy of any formal demand for overdue payment which is sent to you after you have failed to settle an overdue amount following a customary reminder; and

(3)	form time to time on request by the guarantor or provider of security, a copy of the latest statement of account provided to you.

This offer must be accepted within one month from the date hereof, after which, it shall automatically lapse unless extended. Please indicate your acceptance of the aforementioned terms by signing and returning the enclosed duplicate of this letter to Mr. Marco Hoo of our Enterprise Lending Department at 38th Floor, BEA Tower, Millennium City 5, 418 Kwun Tong Road, Kwun Tong, Kowloon on or before 7th January, 2007 together with a certified true copy of the resolution of four board of directors accepting the terms of this letter and the Facilities.

.../4

The Bank of East Asia, Limited
31st Floor, BEA Tower, Millennium City 5, 418 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong
Telephone (852) 3608 6888 Facsimile (852) 3608 6000 Telex HX 73017

Atlantic Components Ltd.

The credit facilities will be subject to review in February, 2007 and review fee may be collected upon its renewal.

Notwithstanding anything contained in this letter, the Facilities are subject to the Bank’s overriding right of repayment on demand, to review, amend and/or cancel any or all of the said Facilities at its sole discretion. Moreover, this letter, when accepted by you, will supersede and cancel all of our previous offers of credit facilities.

We hope that you will make active use of these Facilities and we assure you of our best service at all times.

Should you have any query to this letter, please feel free to contract Mr. Marco Hoo at 3608 1017.

Yours faithfully, For and on behalf of The Bank of East Asia, Limited

HO Ngar Yee Credit Administration Manager	CHIU Kwok Hing Senior Credit Administration Manager

Trade and Loan Services Department
Operations Support Division

.../5

The Bank of East Asia, Limited
31st Floor, BEA Tower; Millennium City 5, 418 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong
Telephone (852) 3608 6888 Facsimile (852) 3608 6000 Telex HX 73017

Atlantic Components Ltd.

The Borrower

We hereby agree to and accept all the above terms and conditions.

For and on behalf of
Atlantic Components Ltd.

Authorized Signature(s)

[with company chop and authorised signature(s)]
Date :

The Guarantor

I hereby acknowledge and accept all the above terms and conditions.

Wong Ben	Yang Chung Lun
[HKID No.: E787623(1)]	[HKID No.: G664732(3)]
Date :	Date :

The Bank of East Asia, Limited
31st Floor, BEA Tower, Millennium City 5, 418 Kwun, Tong Road, Kwun Tong, Kowloon, Hong Kong
(ILLEGIBLE)